EXHIBIT 10.06

                                ZANZI REALTY, LLC
                             EASTGATE CORPORATE PARK
                             1 COATES DRIVE, SUITE 5
                                GOSHEN, NY 10924

                                           April 12, 2005

Charles Milich, President
The RAL Supply Group, Inc.
24 Dunning Road
Middletown, NY 10940

                                           Re:  Modification of Lease
                                           (the "Second Modification of Lease
                                           Agreement")
                                           Zanzi Realty, LLC, as Landlord, with
                                           RAL Purchasing Corp., as Assignee of
                                           RAL Supply Group, Inc. f/k/a RAL
                                           Purchasing Corp., as Tenant
                                           Premises located at 2213 Route 9
                                           Town of Fishkill, Dutchess County, NY
                                           (the "Fishkill Store")
                                           Lease dated September 1, 1998
                                           (the "Lease Agreement")
                                           Modification of Lease dated
                                           September 30, 2003
                                           (the "First Modification of Lease
                                           Agreement")

Dear Mr. Milich:

     With regard to the above lease, it is understood that the Lease Agreement as amended by the First Modification of Lease is hereby further modified and amended as follows:

     1.   Leased Premises
          ---------------
          Landlord hereby leases to Tenant the additional premises more particularly described in Schedule "A" annexed hereto and made a part hereof (hereinafter called "Lease Premises") that Building "A"
          Section II comprising an additional 2,835 square feet of showroom space for a total square foot of 11,504 square feet of showroom, counter service space and warehouse space.


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     2.   Commencement of Term of Additional Leased Premises
          --------------------------------------------------
          Section 1.2 is hereby amended to provide that the commencement for payment of rent for the additional leased premises is April 6, 2005 and each and every month thereafter throughout the term of the Lease and any extension and renewals thereof.

     3.   Covenant to Pay Rent
          --------------------
          Section 5 is hereby amended to provide that the Tenant shall pay Additional Annual Fixed Rental for the additional premises leased referred to above in Paragraph 1 in the sum of an additional $37,620 per year payable in equal monthly installments in addition to the existing Additional Annual Fixed Rental as set forth in Section 1.5 of the Lease as adjusted pursuant to Schedule "B" attached to the Lease.

Except as otherwise provided herein at the terms and conditions of the Lease as modified by the First Amendment to Lease Agreement shall remain in full force and effect.

If this comports with your understanding, kindly sign below.


Sincerely,                                     Agreed and Accepted:

Zanzi Realty, LLC                              The RAL Supply Group, Inc. f/k/a
                                               RAL Purchasing Corp.

By:  /s/ David E. Berman                    By:  /s/ Charles Milich
   ----------------------------                --------------------------------
     David E. Berman, President                  Charles Milich, President

                                ZANZI REALTY LLC

                                       TO

                           THE RAL SUPPLY GROUP, INC.

                                  SCHEDULE "A"

                                LEASED PREMISES
                                ---------------

Building "A" Section II comprised of 5,006 square feet of showroom and counter space and approximately 3,660 square feet of warehouse space and an additional 2,838 square feet of additional showroom space.